AKORN

ADVANCING THE NEW VISION

Akorn, Inc.

Nasdaq: AKRX

Q3 2014 Investor Presentation

September 2014

DISCLAIMER

- This presentation includes certain forward-looking statements regarding our views with respect to our business and our expected performance for future periods. These statements are intended as "forward-looking statements" under the Private Securities Litigation Reform Act of 1995.

- Actual results may differ materially from expectations due to the risks, uncertainties and other factors that affect our business. These factors include, among others, changes in our business or operating prospects, including those of recently-acquired VersaPharm business; our ability to obtain additional funding or financing to operate and grow our business; the effects of federal, state and other governmental regulation on our business; our ability to obtain and maintain regulatory approvals for our products; our success in developing, manufacturing, acquiring and marketing new products; the success of our strategic partnerships for the development and marketing of new products; our ability to successfully integrate acquired businesses and products; our ability to secure favorable prices for our products and maintain good business relations with major customers; our ability to timely and efficiently manufacture and source quality finished products as well as source quality raw materials at favorable prices; and the effects of competition from other generic pharmaceuticals and from other pharmaceutical companies.

- If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during the presentation reflects Akorn, Inc.'s current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The addressable IMS/IRI market size figures in this presentation outline the approximate aggregate size of the potential market and are not forecasts of our future sales.

- For more complete information about Akorn, you should read the reports filed by Akorn with the SEC. You may get these documents for free through EDGAR on the SEC website at www.sec.gov, which you may also access through our website at http://www.akorn.com.

COMPANY OVERVIEW

Who We Are…

- **Fast growing niche** pharmaceutical company with proven execution of strategic initiatives and **focus on niche dosage forms**
- **Increasingly diverse** product portfolio including injectables, ophthalmics, oral liquids, nasal sprays and topical creams and ointments
- Extensive line of **OTC branded** products and growing line of **store-branded private label** products
- **93 products on file** with FDA representing an **addressable market of over $8.7bn**
- Over 1,500 employees
- Distribution to over 20 countries; global opportunity through Akorn India


Top-Line Momentum Building…
~ 60% CAGR 2010-2014E
$86
$137
$256
$318
$580-$600
GUIDANCE
$1 Billion
LONG TERM GOAL
2010
2011
2012
2013
2014E
Goal

- **Headquarters:**
  Lake Forest, IL
- **R&D:**
  Vernon Hills, IL
  Copiague, NY
  Warminster, PA
- **Diverse Manufacturing:**
  Somerset, NJ
  Amityville, NY
  Decatur, IL
  Paonta Sahib, India

MARKET DYNAMICS & OPPORTUNITY

Generic market opportunity remains strong (generics ~84% of Rx volume)	Commitment to R&D, recent acquisitions and focused growth strategy support Akorn's position as a key generics player
Elevated scrutiny on both regulatory environment & approval process	Focus on quality and robust R&D processes enables continued success and supports future growth
Over 80 drugs currently on FDA shortage list, majority are sterile injectables	Akorn produces over a dozen products that have appeared on the FDA shortage list; the approval of Akorn India will increase overall injectable capacities for the U.S. market
Globalization provides new opportunities in high growth emerging markets	Acquisition of manufacturing assets in India have positioned Akorn to pursue a global strategy over the long-term
Pace of consolidation to continue in specialty pharma & generics	Successful business transformation has positioned company well to be a key acquirer in the industry

*Data from IMS

STRATEGIC 3-5 YEAR GOALS

Be #1 in generic ophthalmics

Be a top 5 player in generic injectables

Increase market leadership position in other niche dosage forms



Expand sales reach to over 30 countries

$1B

Become a $1 billion revenue company

STRATEGIC EXECUTION

PURSUE Strategic M&A
- Strategic fit
- Revenue enhancing
- Accretive

INTEGRATE Recent Acquisitions
- Leverage scale and diversification
- Tap into non-sterile platform
- Capture synergies

DEVELOP New Products
- Continue R&D investment
- Strengthen non-sterile R&D pipeline
- Maturing R&D pipeline
- Private label opportunity

EXECUTE India Strategy
- Obtain regulatory approvals in US and RoW
- Effectively manage approval timelines
- Leverage new manufacturing capacity

BUILD Brand Platform
- Maximize value from recent acquisitions
- Leverage & expand existing ophthalmology sales infrastructure

PROVEN ACQUISITION STRATEGY

PURSUE

	2011	2012	2013	2014	2015
FOCUS ON OPHTHALMOLOGY	ADVANCED VISION RESEARCH (AN AKORN COMPANY); THERA TEARS		Branded Ophthalmic Portfolio: CosoptPF (dorzolamide HCl - timolol maleate ophthalmic solution) 2%/0.5%; AzaSite (azithromycin ophthalmic solution) 1%; BETIMOL (timolol ophthalmic solution) 0.25%, 0.5%; ZIOPTAN (tafluprost ophthalmic solution) 0.0015%		
MANUFACTURING CAPACITY					Ophthalmic Facility 
ACCESS TO OTHER GEOGRAPHIES		Kilitch Drugs (India) Ltd. / AKORN India Private Limited			
LEVERAGE INFRASTRUCTURE					
EXPAND NICHE PORTFOLIO	Lundbeck Brand portfolio			Hi-Tech PHARMACAL Co. Inc.	VERSAPHARM INCORPORATED

Strengthened and diversified the business through a series of successful acquisitions

HETTLINGEN PENDING ACQUISITION

PURSUE




Hettlingen, Switzerland



Facility Background

1. Facility historically a CMO; produces Akten® for Akorn
2. Located 30 km north of Zurich
3. FDA approved since 2008
4. Capabilities include ophthalmic solutions, suspensions, gels, and ointments

Acquisition Details

1. Signed share purchase agreement; deal close Jan'15
2. CHF 21.7 million (~$24 million)
3. Resolves capacity challenges at Akorn U.S. sites
4. Provides redundant capabilities to mitigate risk

INTEGRATE

INTEGRATION PLAN

	Hi-Tech Pharmacal	VersaPharm	Ophthalmic Facility 
Consolidate corporate functions	✓	Q4 2014	Q2 2015
Implement Akorn Quality Policy	Q4 2014	—	Q2 2015
Implement Akorn standard ERP system	Q4 2014	Q4 2014	TBD
Consolidate warehousing and distribution	Q1 2015	Nov 2014	—
Optimize capacity across sterile ophthalmic plants	2016	—	2016
Implement R&D strategy	Q1 2015	Q1 2015	—
Achieve synergy target	$20 MM/yr run rate by end of 2014	—	—

DEVELOP

CONTINUED INVESTMENT IN R&D

- ✓ Long-term commitment to R&D to support growth
- ✓ Capabilities
  - Injectables
  - Ophthalmics
  - Topicals
  - Nasal Sprays
  - Oral Liquids
- ✓ 93 filings pending with the FDA with a total addressable IMS market value of $8.7bn
- ✓ Flexible R&D and pipeline strategy selectively targets Paragraph IV products
  - 18 PIV Challenges
- ✓ Goal to increase filings to 35-40 per year by 2015

AKORN R&D SPEND



($mm)
% of Revenue
$60
$50
$40
$30
$20
$10
$0
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
8.1%
8.4%
6.2%
6.3%
6.8%
$7.0
$11.6
$15.9
$19.9
$39-$41
GUIDANCE
2010
2011
2012
2013
2014

NUMBER OF ANDAs FILED



Hi-Tech
VP
Akorn
3
5
1
6
2
22
2
4
25
3
4
12
3
6
12
2010
2011
2012
2013
2014 YTD

Market value of filings per IMS Health 12 months ended June 2014.

DEVELOP

MATURING PIPELINE



Aging of ANDA Filings
Pending: 87
Tentative: 6
25
20
15
10
5
0
21
12
5
14
20
1
15
5
0 to 6
6 to 12
12 to 18
18 to 24
24 to 36
Over 36 months
Months Since Filing
Filed
Tentative

A growing number of products have been with the FDA for over 36 months.

Pipeline filing status is as of Aug 2014. VersaPharm filings are now included.

DEVELOP

NEWLY APPROVED PRODUCTS

Generic Name (Strength)	Brand	Market $M (# of Competitors)
Tobramycin Inhalation (300MG/5ML)	Tobi	$272 (3)
Zoledronic Acid IV (5MG/100ML)	Reclast	$140 (5)
Dronabinol Oral Capsule (2.5/5/10MG)	Marinol	$133 (4)
Zoledronic Acid IV (4MG/5ML)	Zometa	$100 (8)
Gatifloxacin Ophthalmic Drops (0.5%)	Zymaxid	$59 (2)
Desoximetasone Ointment (0.25%)	Topicort	$27 (3)
Famotidine Oral Suspension (40MG/5ML)	Pepcid	$18 (5)
Bromfenac Ophthalmic Drops (0.09%)	Bromday	$11 (1)

Market value of filings per IMS Health 12 months ended July 2014.

INDIA REGULATORY APPROVALS

- ✓ **Increased emphasis on quality in India to support approval timeline in US and RoW**
  - Incremental staffing
  - Training initiatives
  - Compliance management
- ✓ **US FDA Filing Timeline**
  - First filing was made Q1'14 – tech transfer of existing NDA product
  - Followed by three other filings mid-2014
  - Begin manufacturing for US market in 2015
- ✓ **Support expansion into higher growth geographies**
  - Pursue WHO and PIC/S approvals


US FDA TIMELINE
Facility Inspections & Approvals
2013
2014
2015
2016
General Injectable
(NDA product transfer)
Cephalosporin
(Tech transfer acquired ANDA product)
Carbapenem
(Develop ANDA product)
Hormone
(Develop ANDA product)
Development Initiated
Exhibit Batch Produced
Filing Submitted to FDA
Approval

LEVERAGE INDIA INFRASTRUCTURE

EXPANDED INJECTABLE CAPACITY FOR US/ROW


32 X
1.4 X
2009
2012
2015
Injectable Capacity
(millions of units)
400
350
300
250
200
150
100
50
0
8
8
30
225
255
53
300
353
2009
2012
2015
US
India
Total Capacity

Akorn India's manufacturing capacity allows Akorn to become a significant player in the *$27 billion* addressable global injectable market

BUILD

BRANDED OPHTHALMOLOGY PLATFORM

- ✓ Expanded sales team to reinvigorate revenues of five new-to-Akorn branded ophthalmic products
  - Leverages existing ophthalmic sales force and physician relationships
  - Elevates Akorn's reputation with prescribers
  - Creates a prescription branded ophthalmic strategy
  - Broadens existing platform that includes TheraTears, Akten, and IC Green
- ✓ Platform supports future acquisitions and in-licensing of branded ophthalmic products
- ✓ Branded ophthalmic product acquisitions expected to add $49 - $54 million in revenues to 2014


AzaSite
(azithromycin ophthalmic solution) 1%
CosoptPF
ZIOPTAN
(tafluprost ophthalmic solution) 0.0015%
BETIMOL
(timolol ophthalmic solution) 0.25%, 0.5%



FINANCIAL PERFORMANCE

FINANCIAL MOMENTUM

All Value millions, except EPS

REVENUE


$86
$137
$256
$318
$580-600
GUIDANCE
2010
2011
2012
2013
2014

62% CAGR ('10-'14)

ADJUSTED EBITDA


$21
$45
$96
$111
$230 -240
GUIDANCE
2010
2011
2012
2013
2014

83% CAGR ('10-'14)

ADJUSTED EPS


$0.16
$0.35
$0.52
$0.55
$1.00 -1.05
GUIDANCE
2010
2011
2012
2013
2014

59% CAGR ('10-'14)

Transformation has led to strong and consistent performance

STRONG BALANCE SHEET & FREE CASH FLOW


Cash from Operations
($mm)
$70
$60
$50
$40
$30
$20
$10
$0
$12.3
$19.7
$26.2
$57.3
2010
2011
2012
2013

Strong Financial Position

- ✓ Improving cash flow generation
- ✓ Strong synergy achievement with Hi-Tech integration
- ✓ Cash position > $100mm (as of VersaPharm close in mid-August)
- ✓ $1.1 billion Term Loan B; 4.3x leverage at VersaPharm close
  - – Total long-term leverage objective of 2.0-2.5x
- ✓ $150M ABL revolving credit facility available

Capital Priorities

- ✓ Invest in business and growth strategy
- ✓ Strategic M&A opportunities
- ✓ De-levering

INVESTMENT HIGHLIGHTS

Attractive industry dynamics	▪ Injectable and ophthalmic products represent niche segments with limited competition and high barriers to entry ▪ Acquisitions of Hi-Tech and VersaPharm add over 70 products in attractive niche categories ▪ Generic market opportunity remains strong core business – Generics make-up ~84% of all Rx volume
Proven execution	▪ Strong revenue growth and increasing margins, profitability and cash flow ▪ Strategic company and product M&A
Investing in infrastructure improvements	▪ Increasing capacity and improving efficiency ▪ Upgrading to comply with ever-changing regulatory environment
Clear strategy for sustained growth	▪ Robust product pipeline and R&D program ▪ Global expansion through Akorn India ▪ Acquisitions / In-licensing opportunities

AKORN

ADVANCING THE NEW VISION

ROBUST R&D PIPELINE DETAILS (US MARKET)


Number of Pipeline Products by Category
(with Market Opportunity in millions)
Brand
Generic
37
1
$5,020
56
4
$3,852
Total Market Opportunity $8,871
0
10
20
30
40
50
60
70
80
Filed
To Be Filed


Number of Pipeline Products by Specialty
(with Market Opportunity in millions)
Ophthalmic
Injectable
Other
26
2
$2,834
37
3
$3,561
30
$2,477
0
10
20
30
40
50
Filed
To Be Filed

	Filed		To Be Filed		Total	
	Mkt Value	Count	Mkt Value	Count	Mkt Value	Count
Brand	$4,991	37	$29	1	$5,020	38
Generic	$3,766	56	$85	4	$3,852	60
Total	$8,757	93	$114	5	$8,871	98

	Filed		To Be Filed		Total	
	Mkt Value	Count	Mkt Value	Count	Mkt Value	Count
Ophthalmic	$2,760	26	$74	2	$2,834	28
Injectable	$3,520	37	$41	3	$3,561	40
Other	$2,477	30	-	0	$2,477	30
Total	$8,757	93	$114	5	$8,871	98

Market value is based on IMS 12 months ended Jun 2014. Pipeline status as of Aug 2014. VersaPharm filings are now included.

MATURING PIPELINE


Aging of ANDA Filings by Segment
Total Filed: 93
(Tentative Approvals: 6)
25
20
15
10
5
0
8
9
4
3
6
3
2
3
3
8
3
4
7
10
10
4
6
0 to 6
6 to 12
12 to 18
18 to 24
24 to 36
Over 36 months
Months Since Filing
Ophthalmic
Injectable
Other


Market Value of Filed ANDAs
in millions
$3,000
$2,500
$2,000
$1,500
$1,000
$500
-
$2,671
$1,827
$844
$348
$290
$391
$391
$1,177
$1,065
$112
$2,072
$1,264
$808
$2,099
$778
$1,321
0 to 6
6 to 12
12 to 18
18 to 24
24 to 36
Over 36 months
Months Since Filing
Generic
Brand

Market value is based on IMS 12 months ended Jun 2014. Pipeline status as of Aug 2014. VersaPharm filings are now included.